UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2017

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	333-198305 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously disclosed, on November 16, 2016, Moody National REIT II, Inc. (the “Company”), Moody National Operating Partnership II, LP, the Company’s operating partnership (“REIT II Operating Partnership”), Moody National REIT I, Inc. (“REIT I”), Moody National Operating Partnership I, LP, the operating partnership of REIT I (“REIT I Operating Partnership”), Moody National Advisor II, LLC, the Company’s advisor, Moody National Advisor I, LLC, REIT I’s advisor and Moody Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, (i) REIT I will merge with and into Merger Sub (the “REIT Merger”), with Merger Sub surviving the REIT Merger and continuing as a wholly owned subsidiary of the Company, and (ii) REIT II Operating Partnership will merge with and into REIT I Operating Partnership, with REIT I Operating Partnership being the surviving partnership.

In connection with the REIT Merger, the Company has entered into a Stockholder Servicing Coordination Agreement (the “Agreement”), dated as of February 2, 2017, with Moody Securities, LLC (“Moody Securities”), which also serves as the dealer manager for the Company’s ongoing initial public offering. Pursuant to the Agreement, the Company will pay to Moody Securities stockholder servicing fees (the “Stockholder Servicing Fees”) of up to $2.125 per share of the Company’s common stock issued as consideration in the REIT Merger. All Stockholder Servicing Fees paid to Moody Securities will be re-allowed to broker-dealers that provide ongoing financial advisory services to Moody I stockholders and that enter into participating broker-dealer agreements with Moody Securities. The aggregate amount of Stockholder Servicing Fees will depend on the number of shares of the Company’s common stock issued as consideration in the REIT Merger, and could range from approximately $5,797,034 to $11,594,068, assuming that the maximum Stockholder Servicing Fee of $2.125 per share is paid. No Stockholder Servicing Fees will be paid with respect to any cash paid by the Company as consideration in the Mergers.

The foregoing is qualified in its entirety by the Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2017	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Stockholder Servicing Coordination Agreement, dated as of February 2, 2017, by and between Moody National REIT II, Inc. and Moody Securities, LLC (incorporated by reference to Exhibit 1.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-215362), filed on February 2, 2017)